                                                                   EXHIBIT 10.18


                          AMENDMENT dated as of November 30, 2000 (this
                  "Amendment") in respect of the SHORT-TERM REVOLVING CREDIT AGREEMENT dated as of February 25, 1998, as amended and restated pursuant to the Amendment and Restatement Agreement dated as of February 23, 1999, as amended as of January 17, 2000, and as amended and restated pursuant to the Second Amendment and Restatement Agreement dated as of March 31, 2000 (the "Credit Agreement"), among BURLINGTON RESOURCES, INC., a Delaware corporation (the "Borrower"), the financial institutions (the "Lenders") listed on the signature pages thereof, Citibank, N.A., as syndication agent for the Lenders, Chase Bank of Texas, N.A. ("Chase" and, in its capacity as administrative agent for the Lenders, the "Administrative Agent"), The Chase Manhattan Bank, as auction administrative agent for the Lenders (in such capacity, the "Auction Administrative Agent"), and Bank of America, N.A. and Fleet National Bank, as co-documentation agents for the Lenders.

         The Borrower has advised the Lenders that it desires to amend the Credit Agreement to (i) conform the affirmative maintenance of existence covenant to certain of its other material agreements and the existing merger covenant by permitting conversions of Material Subsidiaries (such term and each other capitalized term used and not otherwise defined herein having the meaning assigned to it in the Credit Agreement as amended hereby) into non-corporate forms and (ii) update the references to certain outdated tax forms, and has requested in connection therewith that the Credit Agreement be amended as set forth in Section 1 below. The parties hereto are willing so to amend the Credit Agreement.

         In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

         SECTION 1. Amendment. Upon the effectiveness of this Amendment as provided in Section 3 below, the Credit Agreement shall be amended as follows:

                  (i) Paragraph (a) of Section 5.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                           "(a) PRESERVATION OF CORPORATE EXISTENCE, ETC.
                  Preserve and maintain, and cause each Material Subsidiary to preserve and maintain, its existence, rights (organizational and statutory) and material franchises, except as otherwise contemplated or permitted by Section 5.02(c) or 5.02(d); provided, that any Material Subsidiary may change its form of organization to a partnership or other form of Business Entity."
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                  (ii) Section 2.15 of the Credit Agreement is hereby amended by replacing (a) each reference to "form 1001" in such Section with the words "form W-8BEN" and (b) each reference to "form 4224" in such Section with the words "form W-8ECI".

         SECTION 2. Representations and Warranties. The Borrower represents and warrants as of the effective date of this Amendment to each of the Lenders that:

                  (a) Immediately before and immediately after giving effect to this Amendment, the representation and warranties set forth in the Credit Agreement are true and correct in all material respects with the same effect as if made on the effective date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

                  (b) Immediately before and immediately after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

         SECTION 3. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof when Chase shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Administrative Agent, Chase and the Majority Lenders.

         SECTION 4. Agreement. Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect. As used therein, the terms "Credit Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.

         SECTION 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE SATE OF NEW YORK.

         SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

         SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for all out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                        BURLINGTON RESOURCES INC.


                                        By:
                                           -------------------------------------
                                                 Name:
                                                 Title:


                                        CHASE BANK OF TEXAS, N.A., as
                                        Administrative Agent


                                        By:
                                           -------------------------------------
                                                 Name:
                                                 Title:


                                        CITIBANK, N.A., as Syndication Agent


                                        By:
                                           -------------------------------------
                                                 Name:
                                                 Title:


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, as
                                        Documentation Agent


                                        By:
                                           -------------------------------------
                                                 Name:
                                                 Title:







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                                        FLEET NATIONAL BANK,
                                        as Documentation Agent


                                        By:
                                           -------------------------------------
                                                 Name:
                                                 Title:

         The Lenders



                                        CHASE BANK OF TEXAS, N.A.


                                        By:
                                           -------------------------------------
                                                 Name:
                                                 Title:


                                        CITIBANK, N.A.


                                        By:
                                           -------------------------------------
                                                 Name:
                                                 Title:


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION


                                        By:
                                           -------------------------------------
                                                 Name:
                                                 Title:


                                        FLEET NATIONAL BANK


                                        By:
                                           -------------------------------------
                                                 Name:
                                                 Title:


                                        MELLON BANK, N.A.


                                        By:
                                           -------------------------------------
                                                 Name:
                                                 Title:


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                                        WELLS FARGO BANK


                                        By:
                                            ------------------------------------
                                                 Name:
                                                 Title:


                                        THE BANK OF NEW YORK


                                        By:
                                           -------------------------------------
                                                 Name:
                                                 Title:


                                        THE BANK OF TOKYO-MITSUBISHI, LTD.


                                        By:
                                           -------------------------------------
                                                 Name:
                                                 Title:


                                        THE NORTHERN TRUST COMPANY


                                        By:
                                           -------------------------------------
                                                 Name:
                                                 Title:


                                        WACHOVIA BANK, N.A.


                                        By:
                                           -------------------------------------
                                                 Name:
                                                 Title:





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                                        NATIONSBANK, N.A.


                                        By:
                                           -------------------------------------
                                                 Name:
                                                 Title:


                                        PARIBAS


                                        By:
                                           -------------------------------------
                                                 Name:
                                                 Title:


                                        BANK OF MONTREAL


                                        By:
                                           -------------------------------------
                                                 Name:
                                                 Title:


                                        BARCLAYS BANK PLC


                                        By:
                                           -------------------------------------
                                                 Name:
                                                 Title:


                                        DEUTSCHE BANK


                                        By:
                                           -------------------------------------
                                                 Name:
                                                 Title:


                             Name of Institution:
                                                 -------------------------------


                                        By:
                                           -------------------------------------
                                                 Name:
                                                 Title:

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                                        BURLINGTON RESOURCES INC.


                                        By:
                                           -------------------------------------
                                                 Name:
                                                 Title: